EXHIBIT 10.5(w)

                                   AMENDMENT NO. 3
                                          TO
                                    BANK AGREEMENT
                                         FOR
                              11% DEBENTURES - SERIES 7


                    AMENDMENT NO. 3, DATED AS OF JUNE 26, 1998 (THE "AMENDMENT"), TO BANK AGREEMENT, dated as of October 27, 1993 (the "Agreement"), with respect to 11% Debentures due January 15, 2002, Series 7 (the "Debentures") between J&B Management Company ("J&B") and its affiliates: Leisure Centers Inc., J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. (collectively, the "Affiliates") and The Bank of New York (the "Bank").

                                 W I T N E S S E T H:
                                 -------------------

                    WHEREAS, J&B, the Affiliates and the Bank have heretofore entered into the Agreement;

                    WHEREAS, Grand Court Lifestyles, Inc. (the "Company") has acquired substantially all of the assets of J&B, subject to substantially all of J&B's liabilities;

                    WHEREAS, the Company has assumed the obligations of J&B relating to the Debentures;

                    WHEREAS, the Company is successor by merger to each of the Affiliates; and

                    WHEREAS, the Company and the Bank desire to amend the Agreement;

                    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein, the Company and the Bank agree as follows:

                    1. The Agreement is hereby amended by deleting paragraph (a) of Section 5.6 and inserting in its stead the following:

                         (a)  Whenever the Company shall
                         effect a voluntary redemption of
                         part or all of the Debentures,
                         which shall be without premium or
                         penalty, or is required to effect
                         mandatory redemption of part or all
                         of the Debentures, the Company
                         shall give written notice thereof
                         to the Bank at least five (5) days
                         prior to the date set forth for
                         redemption, the manner in which
                         redemption shall be effected and
                         all the relevant details thereof.
                         The Bank shall not be required to
                         give written notice to the
                         Purchasers of that redemption.  The
                         Bank shall register the
                         cancellation of the whole or a
                         portion of the redeemed Debentures,
                         as appropriate.  In any event, new
                         debentures will not be issued to
                         reflect the non-redeemed portion of
                         the debentures.  No interest shall
                         be payable on the redeemed portion
                         of a Debenture from and after the
                         date of redemption."

                    2. The Agreement is hereby amended by adding the following Section 5.6(c):

                         "Section 5.6(c)       Application
                                               -----------
                         of Prepayment. In the event that the Company shall
                         -------------
                         effect a voluntary redemption, at any time in its sale and absolute discretions, of part or all of the Debentures, without premium or penalty, it shall be in the Company's sole discretion as to the mandatory redemption that the prepayment, resulting from the voluntary redemption, shall be applied against."

                    3. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

                    4. This Amendment may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

                    5. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.


                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the date first above written.


          GRAND COURT LIFESTYLES, INC.            THE BANK OF NEW YORK


          By:   /s/ Bernard M. Rodin              By:  /s/  Robert Gennari
               ---------------------                   ------------------
          Name:  Bernard M. Rodin                 Name:  Robert Gennari
          Title: President                        Title: Vice President